1 FOURTH QUARTER & FISCAL YEAR 2017 Earnings Conference Call & Presentation December 7, 2017 at 9:00 a.m. CT (10:00 a.m. ET) EXHIBIT 99.2

2 Fourth Quarter and Fiscal Year 2017 Welcome to Nexeo’s Earnings Conference Call and Presentation December 7, 2017 beginning at 9:00 a.m. CT (10:00 a.m. ET) …Please stand by, we will begin momentarily Dial-In Information Domestic: +1.844.412.1004 International: +1.216.562.0451 Passcode: 7867188 EXHIBIT 99.2

3 Agenda and Management Introductions 1 INTRODUCTIONS AND SAFE HARBOR 2 BUSINESS COMMENTARY 3 FINANCIAL PERFORMANCE 4 CLOSING REMARKS Michael Everett VP, Treasurer, FP&A, Investor Relations David Bradley President & Chief Executive Officer Ross Crane Executive VP & Chief Financial Officer David Bradley President & Chief Executive Officer 5 Q&A EXHIBIT 99.2

4 Non-GAAP Financial Measures and Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, Adjusted EBITDA, Conversion Ratio and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA, Conversion Ratio and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, Adjusted EBITDA and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis. EXHIBIT 99.2

BUSINESS COMMENTARY David Bradley President & Chief Executive Officer EXHIBIT 99.2

Business Update 6  Fourth fiscal quarter revenue up 15%, full fiscal year up 7%  Fourth fiscal quarter net income of $13.6 million, or $0.18 per share, and full fiscal year net income of $14.4 million, or $0.19 per share  Fourth fiscal quarter adjusted EBITDA* growth of 14%, full fiscal year growth of 6%  Successfully mitigated potential financial impact of natural disasters  Nine new authorizations from specialty suppliers, an 80% increase from last year *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure Adjusted EBITDA* Growth Year-Over-Year (14%) 10% 12% 14% Q1-FY17 Q2-FY17 Q3-FY17 Q4-FY17 EXHIBIT 99.2

FINANCIAL PERFORMANCE Ross Crane Chief Financial Officer EXHIBIT 99.2

EXHIBIT 99.2

nexeo solutions

Fiscal Fourth Quarter 2017 Highlights

In millions (except per share data)	Successor Three Months Ended Sep-30-2017 4Q-FY17	Successor Three Months Ended Sep-30-2016 4Q-FY16	Variance YoY $	 %
Sales and operating revenues				
Chemicals	$ 455.9	$ 383.9	72.0	18.8 %
Plastics	491.3	436.8	54.5	12.5 %
Other	34.5	30.7	3.8	12.4 %
Total sales and operating revenues	**981.7**	**851.4**	**130.3**	**15.3 %**
Gross profit				
Chemicals	58.0	46.1	11.9	25.8 %
Margin	*12.7%*	*12.0%*	*70 bps*	
Plastics	42.3	36.9	5.4	14.6 %
Margin	*8.6%*	*8.4%*	*20 bps*	
Other	8.8	6.6	2.2	33.3 %
Total gross profit	**109.1**	**89.6**	**19.5**	**21.8 %**
Total gross profit margin	*11.1%*	*10.5%*	*60 bps*	
SG&A	79.0	72.5	6.5	9.0 %
Transaction related costs	0.6	3.3	(2.7)	(81.8)%
Change in fair value related to contingent consideration	(3.6)	(8.9)	5.3	59.6 %
Operating income	**33.1**	**22.7**	**10.4**	**45.8 %**
Other income	-	0.5	(0.5)	(100.0)%
Interest expense, net	(13.0)	(12.0)	(1.0)	(8.3)%
Net income (loss) from continuing operations before income taxes	**20.1**	**11.2**	**8.9**	**79.5 %**
Income tax expense (benefit)	6.5	2.5	4.0	160.0 %
Net income (loss) Attributed to Nexeo Solutions, Inc.	**$ 13.6**	**$ 8.7**	**$ 4.9**	**56.3 %**
Net income (loss) per share available to common stockholders				
Basic and Diluted	$ 0.18	$ 0.11		
Adjusted EBITDA*	**$ 52.7**	**$ 46.4**	**$ 6.3**	**13.6 %**
Adjusted EBITDA* % of sales	**5.4%**	**5.4%**	***0 bps***	
Conversion Ratio**	**48.3%**	**51.8%**	***(350) bps***	

*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

**Non-GAAP financial measure; Calculated as adjusted EBITDA divided by gross profit

Consolidated

- Volume increased 8%
- Average selling prices up 7%

Chemicals

- Volume increased 6%
- Average selling prices up 12%

Plastics

- Volume increased 11%
- Average selling prices up 2%

EPS growth of 64%

Adjusted EBITDA* growth of 14%



8

EXHIBIT 99.2

Key Balance Sheet Metrics

($ in millions)

Total Debt [1]


$813.3
$904.0
$845.1
Q4-FY16
Q3-FY17
Q4-FY17

Cash


$47.5
$34.1
$53.9
Q4-FY16
Q3-FY17
Q4-FY17

Net Debt [1][2]


$765.8
$869.9
$791.2
Leverage (3)
4.4x
4.9x
4.3x
Q4-FY16
Q3-FY17
Q4-FY17

Working Capital [4]


$464.8
$568.5
$528.7
13.6%
16.2%
14.5%
Q4-FY16
Q3-FY17
Q4-FY17
Working Capital
Working Capital % LTM Sales

(1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15

(2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure

(3) Leverage is calculated as Net Debt divided by Adjusted EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and Adjusted EBITDA to the most comparable GAAP financial measure

(4) Working capital is calculated as accounts receivable plus inventory less accounts payable

9

CLOSING REMARKS David Bradley President & Chief Executive Officer EXHIBIT 99.2

Strategic Objectives 11  Long-term growth objectives Grow commodity volumes equal to or better than GDP Grow specialty volumes at two to three times the rate of commodities  Supplement growth through targeted bolt-on acquisitions at reasonable multiples  Strategic plan for margin expansion  Leverage industry-leading, centralized, proprietary operating platform to drive productivity and cost enhancements across the company  Improve specialty mix by continuing to expand specialty line card with new supplier authorizations and targeted acquisitions EXHIBIT 99.2

QUESTION AND ANSWER To ask a question live over the phone, please press * then the number 1 on your telephone keypad to queue our operator If your question has been answered or you wish to remove yourself from the queue, please press # EXHIBIT 99.2

THANK YOU FOR ATTENDING We look forward to hosting you next quarter! Please feel free to reach out to our Investor Relations Personnel via the contact information below with any outstanding questions you have or if you would like to discuss our strategy and investment proposition in further detail +1.281.297.0856 Investor.Relations@nexeosolutions.com EXHIBIT 99.2

Appendix EXHIBIT 99.2

EXHIBIT 99.2

Fiscal Year 2017 Financials

nexeo solutions

In millions (except per share data)	Successor Fiscal Year Ended Sep-30-2017 FY 2017	Successor Fiscal Year Ended Sep-30-2016[1] FY 2016	Predecessor Oct-01-2015 through Jun-08-2016 FY 2016	Combined Fiscal Year Ended Sep-30-2016 FY 2016	Variance YoY Difference	Variance YoY % Change
Sales and operating revenues						
Chemicals	$ 1,667.2	$ 478.1	$ 1,066.4	$ 1,544.5	$ 122.7	7.9 %
Plastics	1,841.7	546.7	1,192.2	1,738.9	102.8	5.9 %
Other	128.0	40.9	81.5	122.4	5.6	4.6 %
Total sales and operating revenues	**3,636.9**	**1,065.7**	**2,340.1**	**3,405.8**	**231.1**	**6.8 %**
Gross profit						
Chemicals [2]	205.6	55.7	136.2	191.9	13.7	7.1 %
Margin	*12.3%*	*11.7%*	*12.8%*	*12.4%*	*(10) bps*	
Plastics [3]	167.2	43.6	117.6	161.2	6.0	3.7 %
Margin	*9.1%*	*8.0%*	*9.9%*	*9.3%*	*(20) bps*	
Other	25.6	9.1	18.1	27.2	(1.6)	(5.9)%
Total gross profit	**398.4**	**108.4**	**271.9**	**380.3**	**18.1**	**4.8 %**
Total gross profit margin	*11.0%*	*10.2%*	*11.6%*	*11.2%*	*(20) bps*	
SG&A [4]	312.9	91.7	208.9	300.6	12.3	4.1 %
Transaction related costs	1.9	21.3	33.4	54.7	(52.8)	(96.5)%
Change in fair value related to contingent consideration	16.2	(11.2)	-	(11.2)	27.4	244.6 %
Operating income	**67.4**	**6.6**	**29.6**	**36.2**	**31.2**	**86.2 %**
Other income	8.3	0.5	2.9			
Interest expense, net	(50.8)	(14.3)	(42.2)			
Net income (loss) from continuing operations before income taxes	**24.9**	**(7.2)**	**(9.7)**			
Income tax expense (benefit)	10.5	1.2	4.2			
Net income (loss) from continuing operations	**14.4**	**(8.4)**	**(13.9)**			
Net income from discontinued operations, net of tax	-	-	0.1			
Net income (loss) Attributed to Nexeo Solutions, Inc.	**$ 14.4**	**$ (8.4)**	**$ (13.8)**			
Net income (loss) per share available to common stockholders						
Basic	$ 0.19	$ (0.24)				
Diluted	$ 0.19	$ (0.24)				
Adjusted EBITDA*	**$ 184.6**	**$ 60.9**	**$ 112.8**	**$ 173.7**	**$ 10.9**	**6.3 %**
Adjusted EBITDA* % of sales	**5.1%**	**5.7%**	**4.8%**	**5.1%**	***0 bps***	
Conversion Ratio**	**46.3%**	**56.2%**	**41.5%**	**45.7%**	***60 bps***	

(1) The fiscal year ended September 30, 2016 includes 114 days of the acquired business' operating activities as a result of the consummation of the Business Combination on June 9, 2016
(2) FY 2017 includes $4.9 million of additional depreciation expense related to the business combination compared to the prior year
(3) FY 2017 includes $1.9 million of additional depreciation expense related to the business combination compared to the prior year
(4) FY 2017 includes $7.2 million of additional depreciation and amortization expense related to the business combination compared to the prior year and the Ultra Chem acquisition
*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure
**Non-GAAP financial measure; Calculated as adjusted EBITDA divided by gross profit

15

Capital Structure Summary 16 Shares Used For Basic and Fully Diluted EPS Calculation Share Count Basic - Average Common Shares Outstanding 76.8 million Diluted - Average Common Shares Outstanding 76.8 million Shares Excluded From Basic and Fully Diluted EPS Calculation Share Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (3) (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Final prospectus related to the Registration Statement on Form S-3/A filed on 08/30/16, (ii) Current Report on Form 8-K filed with the SEC on 06/15/16, and (iii) Current Report on Form 8-K filed with the SEC on 03/22/16 (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; If none of the above vesting requirements are met, the Founder Shares will be forfeited on 06/09/26 (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable); Warrants expire 06/09/21 (3) Excess Shares: Deferred Cash Consideration due to TPG and its affiliates in connection with the Business Combination. Triggering events for payment are earlier of (i) time when the volume weighted average trading price of the Company’s common stock exceeds $15.00 per share for any 20 trading days in any 30 trading day period or (ii) June 30, 2021. The Company may satisfy payment of the Deferred Cash Consideration with existing cash funds or the issuance of common shares. The amount is calculated at the time of payment as the prevailing price of the Company’s common stock multiplied by the number of Excess Shares. *Assumes cashless exercise and stock price of $15.00 per share; Full cash exercise would require $288 million from warrant holders EXHIBIT 99.2

Non-GAAP Reconciliation 17 (1) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net Nexeo Solutions, Inc. and Subsidiaries Quarterly Adjusted EBITDA Reconciliation Q4-FY16 Q1-FY17 Q2-FY17 Q3-FY17 Q4-FY17 Net income (loss) $ 8.7 $ (8.3) $ (1.1) $ 10.2 $ 13.6 Interest expense, net 12.0 11.9 12.4 13.5 13.0 Income tax expense (benefit) 2.5 (2.7) 0.8 5.9 6.5 Depreciation and amortization 16.3 16.8 17.8 18.9 19.6 Other operating expenses, net (1) 6.9 16.1 15.8 3.9 - Adjusted EBITDA from continuing operations $ 46.4 $ 33.8 $ 45.7 $ 52.4 $ 52.7 ($ in millions, Unaudited) EXHIBIT 99.2

Non-GAAP Reconciliation (continued) 18 (1) See Non-GAAP Reconciliation: Last Twelve Months Ending - Other Operating Expenses, Net Nexeo Solutions, Inc. and Subsidiaries LTM Adjusted EBITDA Reconciliation 09/30/2016 12/31/2016 03/31/2017 06/30/2017 09/30/2017 Net income (loss) $ (22.2) $ (34.7) $ (36.4) $ 9.5 $ 14.4 Net (income) from discontinued operations (0.1) (0.1) - - - Interest expense, net 56.5 53.0 50.4 49.8 50.8 Income tax expense 5.4 1.4 0.4 6.5 10.5 Depreciation and amortization 58.3 61.5 65.5 69.8 73.1 Other operating expenses, net (1) 75.8 87.3 92.8 42.7 35.8 Adjusted EBITDA from continuing operations $ 173.7 $ 168.4 $ 172.7 $ 178.3 $ 184.6 Last Twelve Months Ending($ in millions, Unaudited) EXHIBIT 99.2

EXHIBIT 99.2

Non-GAAP Reconciliation (continued)

Nexeo Solutions, Inc. and Subsidiaries
Quarterly Other Operating Expenses, Net

($ in millions, Unaudited)

	Q4-FY16	Q1-FY17	Q2-FY17	Q3-FY17	Q4-FY17
Management add-backs [1]	$ 3.4	$ 2.5	$ 3.4	$ 2.2	$ 2.5
Change in FV of contingent consideration obligations	(11.2)	10.6	10.0	(0.8)	(3.6)
Foreign exchange (gains) losses, net [2]	0.7	0.8	0.8	(0.4)	(0.6)
Compensation expense related to management equity plan (non-cash)	1.2	1.4	1.3	1.5	1.3
Gain on sale of Franklin Park facility	2.6	-	-	-	-
Inventory step up	6.9	-	-	1.2	(0.2)
Transaction and other transaction-related items [3]	3.3	0.8	0.3	0.2	0.6
Other operating expenses, net	**$ 6.9**	**$ 16.1**	**$ 15.8**	**$ 3.9**	**$ -**

(1) One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments
(2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitating more meaningful comparisons of performance to other fiscal periods
(3) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items

19

EXHIBIT 99.2

Non-GAAP Reconciliation (continued)

Nexeo Solutions, Inc. and Subsidiaries
LTM Other Operating Expenses, Net

($ in millions, Unaudited)	Last Twelve Months Ending				
	09/30/2016	12/31/2016	03/31/2017	06/30/2017	09/30/2017
Management add-backs [1]	$ 8.9	$ 9.8	$ 11.8	$ 11.5	$ 10.6
Change in FV of contingent consideration obligations	(11.2)	(0.6)	9.4	8.6	16.2
Foreign exchange (gains) losses, net [2]	2.6	2.9	4.0	1.9	0.6
Management fees [3]	2.2	1.3	0.5	-	-
Compensation expense related to management equity plan (non-cash)	2.2	3.3	4.3	5.4	5.5
Gain on sale of Franklin Park facility	2.6	2.6	2.6	2.6	-
Inventory step up	13.8	13.8	13.8	8.1	1.0
Transaction and other transaction-related items [4]	54.7	54.2	46.4	4.6	1.9
Other operating expenses, net	**$ 75.8**	**$ 87.3**	**$ 92.8**	**$ 42.7**	**$ 35.8**

(1) One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments
(2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitating more meaningful comparisons of performance to other fiscal periods
(3) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated
(4) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items

20

Non-GAAP Reconciliation (continued) 21 Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation Q4-FY16 Q3-FY17 Q4-FY17 Long-term debt and capital lease obligations, less current portion, net $ 765.6 $ 855.3 $ 794.0 Short-term borrowings and current portion of long-term debt and capital lease obligations 47.7 48.7 51.1 Total Debt 813.3 904.0 845.1 Cash and cash equivalents (47.5) (34.1) (53.9) Net Debt $ 765.8 $ 869.9 $ 791.2 ($ in millions, Unaudited) EXHIBIT 99.2

NEXEO SOLUTIONS, INC. EXHIBIT 99.2